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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 28, 2002



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


  District of Columbia                 l-7102                    52-0891669
  --------------------                 ------                    ----------
 (state or other juris-              (Commission              (I.R.S. Employee
diction of incorporation)            File Number)            Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA                    20171-3025
------------------------------------------------                    ----------
    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (703)709-6700
                                                      -------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial
               Information and Exhibits.

        (c)     Exhibits

                The following exhibits are filed herewith:

        1. Underwriting Agreement dated February 28, 2002, between the registrant and Lehman Brothers Inc. and J.P. Morgan Securities Inc.

        2.              Form of Global Certificates for the 6.50% Notes Due
                        2007.

        3.              Form of Global Certificates for the 7.25% Notes Due
                        2012.

        4.              Form of Global Certificates for the 8.00% Notes Due
                        2032.


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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NATIONAL RURAL UTILITIES COOPERATIVE
                                 FINANCE CORPORATION


                                /s/ STEVEN L. LILLY
                                -----------------------------
                                Steven L. Lilly
                                Senior Vice President and
                                 Chief Financial Officer
                                 (Principal Financial Officer)


Dated: March 8, 2002